UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2022

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Under applicable Securities and Exchange Commission (“SEC”) rules, and in connection with General Electric Company’s (“GE”) previously announced plan for a spin-off (the “Spin-Off”) of its HealthCare business, GE is filing this Form 8-K to report that participants in the GE Retirement Savings Plan (the “Plan”) are anticipated to be subject to a blackout period as described below.

To effectuate the planned Spin-Off, GE anticipates making a pro rata distribution of at least 80.1% of the common stock of GE HealthCare (as defined below) to holders of record of GE common stock as of a date to be specified by GE’s board of directors, including with respect to any shares of GE common stock that are held for participants in the Plan who are invested in the GE common stock investment option under the Plan (the “GE Stock Fund”). The Spin-Off is expected to occur during the calendar week beginning with January 1, 2023.

On November 21, 2022, the plan administrator notified GE of the anticipated need to institute a blackout period (the “Blackout Period”) that may be in excess of three consecutive business days in connection with the need to modify the Plan to create an investment fund under the Plan with respect to the shares of GE HealthCare common stock received by the Plan in connection with the Spin-Off (the “GE HealthCare Stock Fund”). The Blackout Period will apply with respect to the ability of Plan participants to make investment switches into or out of the GE Stock Fund and to take loans, withdrawals or distributions from the portion of their accounts invested in the GE Stock Fund.

The Blackout Period is expected to begin during the calendar week beginning with January 1, 2023, and is expected to end during the calendar week beginning with January 8, 2023 (unless the plan administrator for the Plan determines otherwise, in which case GE’s directors and executive officers will be notified of the change as soon as reasonably practicable). Subject to the consummation of the Spin-Off, the Plan will be modified to provide for the GE HealthCare Stock Fund in addition to the GE Stock Fund. GE mailed a notice dated November 21, 2022 to participants in the Plan informing them of the Blackout Period pursuant to the requirements applicable under the Employee Retirement Income Security Act of 1974, as amended.

During the Blackout Period, subject to certain limited exemptions, GE’s directors and executive officers (within the meaning of Rule 100(c) and 100(h) of the SEC’s Regulation BTR), will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any GE equity securities (within the meaning of Rule 100(f) of Regulation BTR) with respect to shares of GE equity securities acquired in connection with their service or employment as a director or executive officer of GE. On November 22, 2022, GE sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and certain trading prohibitions that they will be subject to during the Blackout Period, in accordance with the applicable requirements of the Securities Exchange Act of 1934, as amended. The Notice also informed GE’s directors and executive officers that the Blackout Period restrictions are separate from, and in addition to, any other restrictions on trading GE equity securities currently applicable to them. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

It is possible that the plan administrator for the Plan will be able to complete the necessary modifications to the Plan in connection with the Spin-Off in three consecutive business days or fewer. GE’s directors and executive officers will be notified as soon as reasonably practicable if the Blackout Period restrictions described in the Notice are not applicable.

During the Blackout Period and for a two-year period after the ending date of the Blackout Period, shareholders or other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period. Any inquiries regarding the Blackout Period may be directed to:

General Electric Company

5 Necco Street

Boston, Massachusetts 02210

Attention: Vice President, Chief Corporate, Securities & Finance Counsel

Telephone Number: (617) 443-3000

(2)

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Spin-Off, GE HealthCare Holding LLC (“GE HealthCare”), a wholly-owned subsidiary of GE that will be converted into a corporation and renamed GE HealthCare Technologies Inc. prior to consummation of the Spin-Off, has filed a registration statement on Form 10. This communication is not a substitute for any registration statement, prospectus or other documents GE and/or GE HealthCare may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE OR GE HEALTHCARE WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE and/or GE HealthCare through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE and/or GE HealthCare with the SEC from the respective companies by directing a written request to GE at General Electric Company, 5 Necco Street, Boston, MA 02210 or by calling 617-443-3000 and/or GE HealthCare at 500 W. Monroe Street, Chicago, IL 60661 or by calling 617-443-3400.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Item 8.01	Other Events

Notes Offering

On November 22, 2022, GE HealthCare closed its previously announced offering of $1,000,000,000 aggregate principal amount of 5.550% senior notes due 2024 (the “2024 notes”), $1,500,000,000 aggregate principal amount of 5.600% senior notes due 2025 (the “2025 notes”) and $1,750,000,000 aggregate principal amount of 5.650% senior notes due 2027 (the “2027 notes” and, together with the 2024 notes and the 2025 notes, the “New Money Notes”), $1,250,000,000 aggregate principal amount of 5.857% senior notes due 2030 (the “2030 notes”), $1,750,000,000 aggregate principal amount of 5.905% senior notes due 2032 (the “2032 notes”), and $1,000,000,000 aggregate principal amount of 6.377% senior notes due 2052 (the “2052 notes” and, together with the 2030 notes and the 2032 notes, the “SpinCo Debt Securities” and, together with the New Money Notes, the “Notes”).

The Notes were issued pursuant to a base indenture, dated as of November 22, 2022 (the “Company Base Indenture”), as supplemented by a first supplemental indenture, dated as of November 22, 2022 (the “First Supplemental Indenture”), by and between GE HealthCare and The Bank of New York Mellon, as trustee.

The Notes were offered as part of the financing for the Spin-Off, which is expected to be completed in the first week of January 2023. GE HealthCare intends to distribute the net proceeds from the offering of the New Money Notes to GE prior to the consummation of the Spin-Off. The SpinCo Debt Securities were initially issued by GE HealthCare to GE and were transferred and delivered by GE to BofA Securities, Inc. and Morgan Stanley & Co. LLC, as selling noteholders in the offering, in satisfaction of certain debt obligations of GE in connection with the Spin-Off. GE HealthCare will not receive any proceeds from the offering of the SpinCo Debt Securities.

The Notes are senior unsecured obligations of GE HealthCare and are guaranteed by GE until the consummation of the Spin-Off pursuant to a Guarantee Agreement dated November 22, 2022 among GE HealthCare, GE, and the trustee. Upon consummation of the Spin-Off, GE will be automatically, and unconditionally released from all obligations under its guarantees.

The issuance of the Notes by GE HealthCare and the guarantees by GE have not been, and will not be, registered under the Securities Act, or under any U.S. state securities laws or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. GE HealthCare has entered into a Registration Rights Agreement with GE and the representatives of the initial purchasers of the Notes, dated November 22, 2022, pursuant to which GE HealthCare has agreed to file with the SEC an exchange registration statement with respect to an exchange offer for the Notes or a shelf registration statement for the resale of the Notes.

On November 22, 2022, GE issued a press release in connection with the closing of the aforementioned offering. A copy of that press release is attached as Exhibit 99.2 and incorporated by reference herein.

(3)

Tender Offer

On November 23, 2022, GE issued a press release announcing the results, as of 5:00 p.m., New York City time on November 22, 2022, of its previously announced tender offer to purchase for cash certain of the existing debt securities issued by GE or certain affiliates (and assumed or guaranteed by GE) (the “Tender Offer”). A copy of that press release is attached as Exhibit 99.3 and incorporated by reference herein.

On November 23, 2022, GE issued a press release announcing the reference yield for the fixed spread securities in its previously announced Tender Offer. A copy of that press release is attached as Exhibit 99.4 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

4.1	Base Indenture, dated as of November 22, 2022, among GE HealthCare, the Company, as guarantor, and The Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture, dated as of November 22, 2022, between GE HealthCare and The Bank of New York Mellon, as trustee.

4.3	Registration Rights Agreement, dated as of November 22, 2022, among GE HealthCare, BofA Securities, Inc., and Morgan Stanley & Co. LLC.

4.4	Guarantee Agreement, dated as of November 22, 2022, among GE HealthCare, the Company, as guarantor, and The Bank of New York Mellon, as trustee.

99.1	Notice to Directors and Executive Officers of GE dated November 22, 2022.

99.2	Press release, dated November 22, 2022 issued by GE.

99.3	Press release, dated November 23, 2022 issued by GE.

99.4	Press release, dated November 23, 2022 issued by GE.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-looking statements.

This document contains “forward-looking statements”—that is, statements related to future, not past, events. These forward-looking statements often address GE’s expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. For GE, particular areas where risks or uncertainties could cause GE’s actual results to be materially different than those expressed in GE’s forward-looking statements include: the expected timing, size or other terms of the Tender Offer and GE’s ability to complete the Tender Offer; GE’s success in executing and completing asset dispositions or other transactions, including GE’s plans to pursue the Spin-Off and the spin-off its portfolio of energy businesses that are planned to be combined as GE Vernova (Renewable Energy, Power, Digital and Energy Financial Services), and sales or other dispositions of GE’s equity interests in Baker Hughes Company and AerCap Holdings N.V. and GE’s expected equity interest in GEHC after the Spin-Off, the timing for such transactions, the ability to satisfy any applicable pre-conditions, and the expected proceeds, consideration and benefits to GE; changes in macroeconomic and market conditions and market volatility, including impacts related to the COVID-19 pandemic, risk of recession, inflation, supply chain constraints or disruptions, rising interest rates, oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on GE’s business operations, financial results and financial position; and GE’s de-leveraging and capital allocation plans, including with respect to actions to reduce its indebtedness, the capital structures of the three public companies that GE plans to form from its businesses, the timing and amount of dividends, share repurchases, organic investments, and other priorities; and other factors that are described in the “Risk Factors” section of GE’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as such descriptions may be updated or amended in any future reports that GE files with the SEC. These or other uncertainties may cause GE’s actual future results to be materially different than those expressed in its forward-looking statements. GE does not undertake to update its forward-looking statements.

(4)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: November 23, 2022	/s/ Brandon Smith

Brandon Smith
Vice President, Chief Corporate, Securities & Finance Counsel